SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 2, 2003
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     DELAWARE                         1-9516                    13-3398766
    ----------------                 --------                 ---------------
(State of Organization)       (Commission File Number)          (IRS Employer
                                                          Identification Number)

                     100 SOUTH BEDFORD ROAD
                         MT. KISCO, NY                        10549
               --------------------------------               -------
         (Address of Registrant's Principal Executive Office       (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On October 2, 2003, the Company issued a press release, a copy of which is filed as Exhibit 99.6.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

EXHIBIT NO.    DESCRIPTION
99.6 Press Release of American Real Estate Partners, L.P., announcing acquisition of certain securities of National Energy Group, Inc., dated October 2, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.
                                    (Registrant)

                                    By:     American Property Investors, Inc.
                                            General Partner

                                            By: /s/ John P. Saldarelli
                                                John P. Saldarelli
                                                Chief Financial Officer,
                                                Secretary and Treasurer

Dated:  October 2, 2003

                                                                   Exhibit 99.6



Contact:  John P. Saldarelli
          Secretary and Treasurer
          (914) 242-7700

                              FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ACQUIRES CERTAIN SECURITIES OF NATIONAL ENERGY GROUP, INC.


Mount Kisco, New York, October 2, 2003 - American Real Estate Partners, L.P., (NYSE: ACP) ("AREP"), announced today that American Real Estate Holdings Limited Partnership ("AREH"), a subsidiary of AREP, has acquired from entities affiliated with Carl C. Icahn, $148,637,000 in aggregate principal amount of the outstanding 10 3/4% Senior Notes due 2006 of National Energy Group, Inc. (the "Debt") and 5,584,044 shares of the common stock of National Energy Group, Inc. for aggregate consideration of $148,084,689.50, plus accrued interest on the Debt, pursuant to that certain Stock, Debt and LLC Interest Purchase Agreement dated as of May 16, 2003. Mr. Icahn is Chairman of the Board of AREP's General Partner, American Property Investors, Inc. As a result of the foregoing transaction and the acquisition by AREH of additional equity securities of National Energy Group, Inc. prior to the closing of such transaction, AREP beneficially owns in excess of 50% of the issued and outstanding Common Stock of National Energy Group, Inc.

National Energy Group, Inc. owns an interest in entities primarily involved in owning and operating of oil and gas properties and manages the oil and gas operations of such entities.

American Real Estate Partners, L.P. is a master limited partnership primarily engaged in acquiring and managing real estate investments with a primary focus on office, retail, industrial, hotel, gaming and residential properties.